Exhibit 10.22.4

AMENDMENT NO. 2

TO SECOND LIEN LOAN DOCUMENTS

THIS AMENDMENT NO. 2 TO SECOND LIEN LOAN DOCUMENTS (this “Amendment”), dated as of June 28, 2021 is entered into by and among BENEFICIENT CAPITAL COMPANY II, L.L.C. (f/k/a Beneficient Capital Company, L.L.C.) (the “Original Borrower”), BENEFICIENT COMPANY HOLDINGS, L.P. (the “New Borrower”), THE BENEFICIENT COMPANY GROUP, L.P. (“Parent”), GWG HOLDINGS, INC. (“GWG”), GWG LIFE, LLC (“GWG Life”), GWG DLP FUNDING V HOLDINGS, LLC (the “Equity Owner”) and HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Credit Agreement (as defined below) (in such capacity, the “Lender”).

W I T N E S S E T H

WHEREAS, the Original Borrower, the Lender, Parent, GWG, GWG Life and the Equity Owner entered into that certain Second Amended and Restated Second Lien Credit Agreement, dated as of August 13, 2020 (as modified by that certain Consent No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020 (the “Consent”), pursuant to which, among other things, the Original Borrower transferred its rights and obligations under the Credit Agreement to the New Borrower, and the New Borrower accepted such transfer and agreed to be bound by the Existing Credit Agreement, as amended by that certain Amendment No. 1 to Second Amended and Restated Second Lien Credit Agreement, dated as of March 10, 2021 (“Existing Amendment No 1”, and as modified by this Amendment, “Amendment No. 1”), and as otherwise amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Original Borrower and the New Borrower have requested that the Lender (and such other Persons as may be required) make certain amendments to (a) the Existing Credit Agreement, which amendments shall consist of the “Contemplated Amendments” referred to in the Consent and certain other amendments and (b) certain other Loan Documents;

WHEREAS, upon the terms and conditions set forth herein, the Lender (and each other Person whose consent is required with respect thereto) has agreed to make certain amendments to the Existing Credit Agreement and such other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendments to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, the Existing Credit Agreement (including Appendix 1, Schedule 1.01A, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4 and Exhibit C thereto) shall be amended to reflect the changes which are attached as Annex B hereto, such that on the Amendment Effective Date (as defined below) the terms set forth in Annex B hereto which appear in bold and double underlined text (inserted text) shall be added to the Existing Credit Agreement (including Appendix 1, Schedule 1.01A, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4 and Exhibit C

thereto) and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Existing Credit Agreement (including Appendix 1, Schedule 1.01A, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4 and Exhibit C thereto). Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, Exhibits D-1 through D-9, Exhibit E, Exhibit F, Exhibit G and Exhibit H of the Existing Credit Agreement are hereby deleted in their entirety. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, GWG, GWG Life and the Equity Owner shall hereinafter be released as, and cease to constitute, parties to the Credit Agreement.

3. Amendments to Existing New Borrower Security Agreement. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, that certain Security and Pledge Agreement, dated as of August 13, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing New Borrower Security Agreement”, and the Existing New Borrower Security Agreement as amended by this Amendment, the “New Borrower Security Agreement”), by the New Borrower in favor of the Lender, shall be amended to reflect the changes which are attached as Annex C hereto, such that on the Amendment Effective Date the terms set forth in Annex C hereto which appear in bold and double underlined text (inserted text) shall be added to the Existing New Borrower Security Agreement and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Existing New Borrower Security Agreement.

4. Amendments to Existing Amendment No. 1. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, effective as of June 14, 2021, Existing Amendment No. 1 shall be amended to reflect the following modification:

(a) Section 3 of Existing Amendment No. 1 shall be deleted in its entirety.

For avoidance of doubt, the foregoing modification to Existing Amendment No. 1 shall be given retroactive effect as of June 14, 2021 such that (i) the modifications to the definition of “Accrued Interest” contemplated thereby shall be deemed to have never become effective and (ii) the fees contemplated by clauses (b), (c) and (d) of Section 3 of Existing Amendment No. 1 shall be deemed to have never accrued.

5. Termination of Certain Loan Documents. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions set forth in Section 7 below, (a) the Holdings Guaranty (as defined in the Existing Credit Agreement) and (b) that certain Pledge and Security Agreement, dated as of August 13, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Borrower Security Agreement”), by the Original Borrower in favor of the Lender, in each case, are hereby irrevocably terminated and shall be of no further force and effect. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions precedent set forth in Section 7 hereof, the Lender agrees to promptly execute and deliver, at the New Borrower’s expense, such other instruments, documents, and agreements (in recordable form, if applicable) as may be reasonably requested by the New Borrower from time to time to effect or evidence the foregoing terminations described in this Section 5, and authorizes the New Borrower (or its designee) to file and/or deliver such instruments, documents and agreements, to the extent applicable.

6. Change of Borrower. Subject to the satisfaction (or waiver in writing by the Lender) of the conditions set forth in Section 7 below, and in furtherance of Section 1.5 of the Consent and any applicable documentation related to the BCH Distribution (as applicable), (a) the Original Borrower hereby irrevocably assigns, transfers and conveys (to the extent it has not already done so) all of its rights, duties, indebtedness, liabilities and obligations under the Credit Agreement and the other Loan Documents to the New Borrower, (b) the New Borrower hereby irrevocably accepts (to the extent it has not already done so) such assignment, transfer and conveyance from the Original Borrower under the Credit Agreement and the other Loan Documents and agrees to be the “Borrower” thereunder, (c) the Original Borrower hereby irrevocably resigns as the “Borrower” and as a party to the Credit Agreement and the other Loan Documents and (d) the New Borrower

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hereby (i) agrees to be bound by all of the terms, conditions and provisions of, (ii) assumes all of the rights, duties, liabilities and obligations of Original Borrower under, and (iii) agrees that it will perform and discharge all covenants, terms, provisions and agreements of Original Borrower under, the Credit Agreement and the other Loan Documents. Each of the parties hereto (including, for avoidance of doubt, the Lender), subject to the satisfaction (or waiver in writing by the Lender) of the conditions set forth in Section 7 below, from and after the Amendment Effective Date (or, to the extent that any of the foregoing has already been implemented pursuant to the Consent, such earlier effective date set forth therein), consents to the foregoing and agrees that (a) the New Borrower shall be the “Borrower” under the Credit Agreement and the other Loan Documents and (b) the Original Borrower shall (i) cease to be a “Borrower” under the Credit Agreement and the other Loan Documents, (ii) cease to be a party to the Credit Agreement and the other Loan Documents and (iii) have no further obligations under the Credit Agreement the other Loan Documents.

7. Conditions Precedent to Amendment. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date being the “Amendment Effective Date”):

(a) the Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

(b) the Lender shall have received all documents and instruments that Lender has then reasonably requested, in addition to those described in this Section 7. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date;

(c) no event shall have occurred and be continuing that would constitute an Event of Default or a Default;

(d) all representations and warranties made by Borrower or any of its Affiliates in any Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that any such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date); and

(e) the Lender shall have received a copy of an amendment to the Senior Credit Agreement on substantially similar terms to this Amendment in a form acceptable to the lender (the “Senior Amendment No. 2”).

8. Representations and Warranties. The New Borrower represents and warrants to the Lender that:

(a) the representations and warranties of the New Borrower set forth in the Loan Documents (as modified by this Amendment) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or any other materiality qualifier) on and as of the date hereof (after giving effect to this Amendment), except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or any other materiality qualifier) as of such specified date;

(b) at the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing;

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(c) this Amendment has been duly executed and delivered by the New Borrower;

(d) this Amendment (with respect to the New Borrower) and the Credit Agreement (as modified by this Amendment) (with respect to the New Borrower) constitute legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e) the execution and delivery by the New Borrower of this Amendment and the performance by the New Borrower of this Amendment and the Credit Agreement (as modified by this Amendment), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any material Requirement of Law applicable to the New Borrower, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the New Borrower or the assets of the New Borrower, or give rise to a right thereunder to require any payment to be made by the New Borrower, and (iv) will not result in the creation or imposition of any Lien on any asset of the New Borrower or any Subsidiary, except Liens created pursuant to the Loan Documents and the Senior Loan Documents.

9. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 9.14 AND 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

10. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 9.01 of the Credit Agreement.

11. Counterpart Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

12. Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

(b) Except as specifically amended hereby, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The New Borrower (i) agrees that, except as specifically provided herein, this Waiver and the transactions contemplated hereby shall not limit or diminish the obligations of the New Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms (x) all Liens on the Collateral which have been granted by it in favor of the Lender pursuant to any of the Loan Documents (other than the Original Borrower Security Agreement) and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable.

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(c) Except with respect to the subject matter hereof, including the amendments specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment shall constitute a Loan Document under the Credit Agreement.

13. Integration. This Amendment, together with the other Loan Documents and the other documents contemplated hereby, contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

14. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

16. Lender Consent. Reference is made to the Subordination Agreement. The Lender hereby consents to the modifications to the Senior Credit Agreement and Senior Loan Documents (as applicable) contemplated by the Senior Amendment No. 2. With retroactive effect as of the effective dates thereof, the Lender hereby consents to the modifications to the Senior Credit Agreement and Senior Loan Documents (as applicable) contemplated by (a) that certain Consent No. 1 to Second Amended and Restated Credit Agreement, dated as of January 20, 2021 and effective as of September 30, 2020, by and among the Original Borrower, the New Borrower and the Senior Lender and (b) that certain that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of March 10, 2021, by and among the Original Borrower, the New Borrower and the Senior Lender.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 to Second Lien Loan Documents as of the date first above written.

BENEFICIENT COMPANY HOLDINGS, L.P., as New Borrower

By:	/s/ Greg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

BENEFICIENT CAPITAL COMPANY II, L.L.C., as Original Borrower

By:	/s/ Art Damoulakis
Name: Art Damoulakis
Title: General Counsel

THE BENEFICIENT COMPANY GROUP, L.P.

By:	/s/ Greg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Second Lien Loan Documents]

GWG HOLDINGS, INC.

By:	/s/ Tim Evans
Name:	Tim Evans
Title:	Chief Financial Officer

GWG LIFE, LLC

By:	/s/ Tim Evans
Name:	Tim Evans
Title:	Chief Financial Officer

GWG DLP FUNDING V HOLDINGS, LLC

By:	/s/ Tim Evans
Name:	Tim Evans
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Second Lien Loan Documents]

HCLP NOMINEES, L.L.C.,
as the Lender

By: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David L. Wickline
Name:	David L. Wickline
Title:	Manager

[Signature Page to Amendment No. 2 to Second Lien Loan Documents]

Annex A

[Reserved]

Annex B

Amendments to Existing Credit Agreement

[See attached.]

Annex C

Amendments to Existing New Borrower Security Agreement

[See attached.]

SCHEDULE I

NOTICE INFORMATION

Pledgor:

325 N. Saint Paul Street, Suite 4850

Dallas, TX 75201

Attention: Brad K. Heppner Email:

brad.heppner@beneficient.com

Lender:

17575 Fitzpatrick Lane

Occidental, CA 95465

Attention: David Wickline

Email: [*****]

With copy to:

c/o Thompson & Knight LLP

One Arts Plaza, 1722 Routh Street, Suite 1500

Dallas, TX 75201

Attention: William Banowsky, Esq.

Email: Bill.Banowsky@tklaw.com